EXHIBIT 10.7

Prepared by, and upon

recording return to:

M. Christine Graff

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

ASSUMPTION AGREEMENT

This Assumption Agreement (“Agreement”) is dated as of January 10, 2006, among PRIME GROUP REALTY, L.P., a Delaware limited partnership (“Lender”), CHICAGO TITLE LAND TRUST COMPANY, as successor trustee under Trust No. 40935, established pursuant to a Trust Agreement dated July 26, 1977 (“Trust No. 40935” or “Original Borrower”), CHICAGO TITLE LAND TRUST COMPANY, as successor trustee under Trust No. 5602, established pursuant to a Trust Agreement dated September 27, 1976 (“Trust No. 5602”), CONTINENTAL TOWERS ASSOCIATES-I, L.P., an Illinois limited partnership (“CTA”), CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company (“CTLLC” CTA and CTLLC are collectively referred to herein as “Assuming Borrowers”), RICHARD A. HEISE (“Heise”) and ROLAND E. CASATI (“Casati”). Lender, Original Borrower, Trust No. 5602, Assuming Borrowers, Heise and Casati sometimes may be referred to collectively as the “Parties” or individually as a “Party”.

RECITALS

AGREEMENTS

A.

Lender, as successor in interest to General Electric Capital Corporation and Great Oak LLC, is the owner and holder of that certain 1997 Promissory Note (the “Note”) dated December 12, 1997 in the original principal amount of $163,103,099.24 executed by Original Borrower in favor of Lender, as successor in interest to General Electric Capital Corporation and Great Oak LLC.

B.	The Note is secured by the following documents:
1.

That certain Amended and Restated First Mortgage dated October 1, 1991 and recorded in the Office of the Recorder of Deeds of Cook County on January 2, 1992, as Document Number 92001888 (the “Mortgage”), encumbering the real property described in Schedule B attached hereto (and by this reference incorporated herein) (the “Original Property”) from Original Borrower to Lender, which Mortgage was amended by a First Amendatory Agreement recorded in the Recorder’s Office as Document Number 93434372, a Second Amendment and the Loan Modification and Amended and Restated Loan Agreement recorded in the Recorder’s Office as Document Number 95545031, and a First Amendment to Loan Modification and Amended and Restated Loan Agreement recorded in the Recorder’s Office as Document Number 97947240;

2.

That certain Assignment of Rents and Leases dated October 1, 1991 and recorded in the Recorder’s Office on January 2, 1992 as Document Number 92001889 (the “Assignment of Rents”), from Original Borrower as assignor in favor of Lender as assignee; and

3.

That certain Supplemental First Mortgage and Security Agreement dated June 1, 1995 and recorded in the Recorder’s Office on August 17, 1995 as Document Number 95545032 (the “Supplemental Mortgage”) encumbering the real property described in Schedule B attached hereto (and by this reference incorporated herein)(the “Supplemental Property” the Original Property and the Supplemental Property are collectively referred to herein as the “Property”), from Trust No. 5602 to Lender.

C.

The Mortgage, Assignment of Rents and the Supplemental Mortgage are collectively called the “Security Documents.” The Note, the Security Documents and all other agreements securing, evidencing, or relating to Original Borrower’s obligations under the Loan as heretofore or hereafter modified, including, but not limited to, the documents listed on Schedule A attached hereto (and by this referenced incorporated herein) are collectively called the “Loan Documents.” Lender is the current holder of all right, title and interest under the Loan Documents.

D.

In connection with a restructuring of the ownership interests of CTA, CTA, acting as the sole beneficiary of Trust No. 5902 and Trust No. 40935 (the “Land Trusts”), desires to terminate each of the Land Trusts and cause the trustees thereof to convey the Property directly to CTA by Trustee’s Deeds dated as of the date hereof to be recorded in the Records; and immediately to assign and convey an undivided 64% interest in and to the Property to CTLLC as a tenant in common under that certain Co-Ownership Agreement between CTA and CTLLC dated of even date herewith (the “Tenant in Common Agreement”), by a Special Warranty Deed dated as of the date hereof to be recorded in the Records and other documents and instruments necessary to effect the assignment and conveyance (the “Transfer”). Lender has agreed to consent to the Transfer, provided that CTLLC assumes, jointly and severally with CTA, all of the obligations of Original Borrowers under the Loan, subject to the terms, covenants and conditions of this Agreement.

NOW, THEREFORE, in consideration of the following mutual agreements and other valuable consideration, the receipt and sufficiency of which are acknowledged and intending to be legally bound, the Parties agree as follows:

1.	Incorporation of Recitals and Schedules

The Recitals are incorporated as part of this Agreement, and the Parties agree that the above Recitals are accurate.

2.	Assuming Borrowers’ Covenant to Perform

Assuming Borrowers jointly and severally unconditionally assume, covenant, and agree to timely pay and perform all Indebtedness and Obligations under the Loan Documents, and to comply with all of the terms, covenants, and conditions of the Loan Documents as if Assuming Borrowers originally had executed the Loan Documents (including, without limitation, the Note and the Environmental Indemnity) instead and in the place of Original Borrower. Assuming Borrowers are each familiar with all terms, conditions, and provisions of the Loan Documents, and fully comprehends the same, as modified by this Agreement.

3.	Acknowledgments, Representations, and Agreements

Original Borrower, Trust No. 5602, Casati, Heise and Assuming Borrowers, each as to itself, but not as to the other parties, acknowledge and agree as follows and represent and warrant to Lender as follows:

3.1

There exists no defense, offset or counterclaim with respect to the payment of the Loan or with respect to the performance of any Party’s obligations under the Loan, this Agreement, the Note or any of the Loan Documents, including, without limitations, any claim for breach of contract, failure to act in good faith, lack of fair dealing, misrepresentation, breach of fiduciary duty, fraud, or negligence. No Party has any claim, defense, abatement, offset, or counterclaim against Lender or otherwise applicable to the Loan. If any such claims, defenses, abatements, offsets, or counterclaims, do presently exist, as additional consideration for this Agreement, each Party to this Agreement hereby waives and releases them to the fullest extent permitted by applicable law;

3.2

Lender has not breached any duty to any Party in connection with the Loan. Lender has timely and fully performed all obligations which Lender may have had or now has to any Party in connection with the Loan;

3.3

Lender has no obligation whatsoever to make any other loans or advances to or for the benefit of any Party or to grant any modifications or extensions in connection with the Loan, except as may be set forth specifically in the Loan Documents and this Agreement;

3.4

Each Party to this Agreement has all requisite power and authority to enter into this Agreement and to perform all actions required or contemplated by any provision contained in this Agreement or the Loan Documents. This Agreement and the applicable Loan Documents are and shall be legal, valid, and binding obligations of each Party (subject to bankruptcy and principles of equity);

3.5

Assuming Borrowers will have good, marketable and indefeasible fee simple title to the Property as tenants in common with undivided interests, as of the date the same is transferred to the Assuming Borrowers by the Original Borrower and Trust No. 5602;

3.6

There is no legal or other action, proceeding or investigation pending or threatened against any Party hereto or the Property before any court, administrative agency or arbitrator that might in any way adversely affect such Party’ ability to fulfill its obligations under this Agreement or any of the Loan Documents;

3.7

This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Assuming Borrowers, enforceable against Assuming Borrowers in accordance with their terms, subject to applicable bankruptcy law and the rights of creditors generally; and

3.8	The taxpayer identification number of CTLCC is: 20-4071122, and its address is c/o CTA General Partner, LLC, 218 Flintlock Drive, Lakewood, NJ 08701.

3.9	This Agreement is not intended for, and shall not be construed to be for, the benefit of any person or entity not a signatory hereto.
4.	Modifications to Loan Agreement

The Loan Agreement is hereby modified as follows:

4.1	All references to the term “Borrower,” “Maker,” “Grantor,” “Assignor,” “Mortgagor,” “Debtor,” and “Beneficiary” contained in any Original Loan Document shall be deemed to refer to Assuming Borrowers.
4.2	All references to “Borrowing Group” shall mean CTA, CTLLC, CTA General Partner, L.L.C., a Delaware limited liability company, CTA Member, Inc., and Heise.
4.3

All references to “Current Management Agreement” shall mean that certain Management Agreement dated December 31, 2001 between Continental Towers Associates-I, L.P. and Prime Group Management, L.L.C., as amended by that certain First Amendment to Management Agreement.

4.4

All references to “Tax Indemnity Agreement” shall mean that certain Amended and Restated Tax Indemnity Agreement dated as of January 10, 2006 among Prime Group Realty, L.P., Roland E. Casati, Richard A. Heise, CTA and CTLLC (which amends, releases and restates in its entirety the original Tax Indemnity Agreement dated as of November 17, 1997).

4.5

All references to “Affiliated Entities” shall mean, collectively, CTA, CTLLC and any of the partners, members or shareholders of any partnership, limited liability company, corporation or other entity which, directly or indirectly, through corporations, partnerships, limited liability companies or other entities controlled by them is a limited or general partner of CTA or a member of CTLLC; provided that (a) any one of the foregoing Affiliated Entities is individually called an “Affiliated Entity” and (b) the term Affiliated Entity shall specifically include Heise and his spouse, blood and adopted relatives, ancestors and descendants.

4.6	All references to “Controlling Entities” shall mean CTA, CTLLC, CTA General Partner, LLC, CTA Member, Inc. and Heise, collectively; and “Controlling Entity” shall mean generally one of such Persons.
4.7

All references to that certain Subordination and Intercreditor Agreement dated May 5, 2005 between Lender and Prime Group Realty, L.P., as evidenced by that certain Memorandum of Subordination and Intercreditor Agreement, executed by Lender and Prime Group Realty, L.P., dated May 5, 2005 and recorded May 6, 2005, in the Official Records of Cook County, Illinois, as Document No. 0512645101 (the “Intercreditor Agreement”), are hereby deemed to include the terms and conditions of that certain Letter Agreement dated of even date herewith among Lender, Prime Group Realty, L.P. and Citicorp, N.A.

4.8	Section 6.4 of the Loan Agreement is hereby deleted in its entirety and the following inserted in lieu thereof:

“6.4        Application of Adjusted Net Operating Income. So long as no Event of Default has occurred and is continuing, Holder shall apply amounts of Adjusted Net Operating Income which it shall receive with respect to any Loan Year in the following order of priority

(i)             First, to payments of all Base Interest which has accrued on the 1997 Note in the current Loan Year;

(ii)          Second, to payment of all Base Interest which accrued on the 1997 Note in the prior Loan Years and has been capitalized;

(iii)         Third, to reduction of the outstanding principal balance of the 1997 Note; and

(iv)         Fourth, to payment of all Contingent Interest which has accumulated on the 1997 Note, plus any accrued interest thereon.”

4.9

Section 20 of the First Amendment is hereby amended by (a) inserting the following at the beginning of said Section 20: “So long as the Current Manager is an Affiliate of Holder” and (b) inserting the following at the end of said Section 20: “This provision shall terminate and be of no further force and effect when Current Management ceases to be an Affiliate of Holder.”

5.	Modifications to Loan Agreement – Tenant in Common Agreement.

With respect to the Tenant in Common Agreement and its tenant in common interest in the Premises, the Loan Agreement is hereby amended to add the following new Sections 10.4, 10.5, 11.11, 14.14, 14.15, and 14.16:

“10.4	Tenant In Common Agreement.

(a)           The Tenant in Common Agreement is in full force and effect and has not been modified or amended.

(b)           There are no defaults under the Tenant in Common Agreement on the part of any Borrower, and no event has occurred, which with the passage of time, the giving of notice, or both, would constitute a default under the Tenant in Common Agreement on the part of any Borrower.

(c)           The Tenant in Common Agreement provides that so long as the Loan or any portion thereof is outstanding, each tenant-in-common agrees that it will not seek or be entitled to seek and obtain a partition of all or any part of the Premises without first obtaining the prior written consent of Lender, and each tenant-in-common expressly waives any right it may have to partition the Premises or any part thereof unless Lender has consented in writing to such party’s exercise of such rights. (d)           The Tenant in Common Agreement provides that each tenant-in-common agrees that the Tenant in Common Agreement, and all rights and privileges and remedies of each tenant-in-common thereunder, including without limitation, any rights of first refusal, purchase options or other similar rights under the Tenant in Common Agreement, are subject and subordinate to the Mortgage, the Supplemental Mortgage and the other Loan Documents and the Liens created thereby, and to all rights of the Lender thereunder.

(e)           The Tenant in Common Agreement provides that no party thereunder may exercise any remedy provided for therein (including any rights of indemnification) against any other party for as long as the Loan (or any portion thereof) is outstanding.

(f)           The Tenant in Common Agreement provides that each tenant-in-common waives, for so long as the Loan (or any portion thereof) is outstanding, any lien rights, whether statutory or otherwise, that it may have against the co-tenancy interest of any other tenant-in-common.

(g)           The Tenant in Common Agreement provides that for so long as the Loan (or any portion thereof) is outstanding, Lender shall be a third party beneficiary of the Tenant in Common Agreement.”

“10.5      Securities Laws Compliance. No Securities Laws have been violated in connections with the issuing, selling, transferring or marketing of tenancy in common interests. Without limiting the foregoing, no Borrower nor any of their Affiliated Entities has made any material untrue statement in any offering memorandum or other offering materials provided to prospective investors in connection with any potential investment in any such tenancy in common interest or has omitted any material fact or information from any such materials. Borrowers shall and shall cause all of their Affiliated Entities to comply with any and all securities laws in connections with the issuing, selling, transferring or marketing of tenancy in common interests. Without limiting the foregoing, no Borrower nor any of their Affiliated Entities shall include any material untrue statement in any offering memorandum or other offering materials provided to prospective investors in connection with any potential investment in any such tenancy in common interest or shall omit any material fact or information from any such materials.”

“11.11	Tenant In Common Agreement.

(a)           Each Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions set forth in the Tenant in Common Agreement on the part of each such Borrower to be performed thereunder, and (ii) promptly deliver to Lender any notice given or received by any Borrower under the Tenant in Common Agreement.

(b)           No Borrower shall without the prior consent of Lender, terminate or cancel the Tenant in Common Agreement or modify, change, supplement, alter or amend the Tenant in Common Agreement in any manner whatsoever, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Tenant in Common Agreement without the prior consent of Lender shall be void and of no force and effect.

(c)           Each Borrower hereby assigns to Lender, as further security for the payment of the Indebtedness and for the performance and observance of the terms, covenants and conditions of the Loan Documents all of the rights, privileges and prerogatives of the applicable Borrower under the Tenant in Common Agreement and the Current Management Agreement, including any rights of first refusal (including any such rights arising under Section 363(i) of Chapter 11 of the United States Bankruptcy Code), purchase options or other similar rights under the Tenant in Common Agreement. Each Borrower hereby agrees that any rights of first refusal, purchase options or other similar rights under the Tenant in Common Agreement afforded to any Borrower are hereby made expressly subordinate to the Mortgage, the Supplemental Mortgage and the other Loan Documents.

(d)           Each Borrower hereby agrees that all rights and remedies of each such Borrower, including rights of indemnification, under the Tenant in Common Agreement are hereby expressly made subject and subordinate to the terms and conditions of the Loan Documents and, so long as the Loan is outstanding, no Borrower shall exercise any such rights and remedies, including any rights of indemnification, against any other tenant-in-common under the Tenant in Common Agreement.

(e)           Each Borrower hereby waives any rights it may have (whether by operation of law or pursuant to the terms of the Tenant in Common Agreement), so long as any portion of the Debt is outstanding, to create or suffer to exist any Lien on all or any portion of any other tenant-in-common interest held by any other Borrower pursuant to the terms of the Tenant in Common Agreement and, so long as the Loan is outstanding, no Borrower shall place a Lien on all or any portion of any other tenant-in-common interest held by any other Borrower pursuant to the terms of the Tenant in Common Agreement.

(f)           Each Borrower hereby waives any right that it may have (whether by operation of law or pursuant to the terms of the Tenant in Common Agreement), so long as any portion of the Indebtedness is outstanding, to make any application to or petition any court for a partition of the Premises, and, so long any portion of the Indebtedness is outstanding, no Borrower shall make any application to or petition any court for a partition of the Premises.”

“14.14    Contribution Among Borrowers. Notwithstanding that the Borrowers are jointly and severally liable to Lender for payment of the Loan, as among the Borrowers, each shall be liable only for such Borrower’s Ratable Share (as hereinafter defined) and, accordingly, each Borrower whose percentage ownership interest in the Premises or other assets are, from time to time, utilized to satisfy a portion of the Indebtedness in excess of such Borrower’s Ratable Share, shall be entitled, commencing 95 days after payment in full of the Indebtedness, to contribution from each of the other Borrowers pro-rata in accordance with their respective liabilities in accordance with this Agreement. As used herein, “Ratable Share” means each Borrower’s percentage interest in the Premises, as such percentage interest is set forth in the Tenant in Common Agreement.”

“14.15    Joint and Several. Each of the Borrowers shall be jointly and severally liable for payment of the Indebtedness and performance of all other obligations of Borrowers (or any of them) under this Agreement or any other Loan Document.”

“14.16    Borrower Designee. Each Borrower hereby authorizes, designates and directs CTA General Partner, LLC as Borrower Designee to give Lender directions of any kind, to execute amendments or modifications of any Loan Document, to take the actions or make such deliveries specified herein to be taken or delivered by Borrower hereunder and to give and receive notices of any kind on behalf of such Borrower under this Agreement or any of the other Loan Documents. Any notice given by Lender to Borrower Designee shall be deemed to have been given to each and every Borrower.”

6.	Consent to Transfer by Lender

As required by the Mortgage and the Supplemental Mortgage, Lender consents to the sale or transfer of the Property from Original Borrower to Assuming Borrowers, subject to the terms and conditions of this Agreement. Lender’s consent to such sale or transfer shall not constitute, however, its consent to any subsequent or other sales or transfers of the Property, and Lender retains all its rights under the Mortgage and the Supplemental Mortgage to approve, disapprove, or impose conditions upon any subsequent or other sale or transfer.

7.	Conditions to the Legal Effect of this Agreement

This Agreement shall become operative and legally binding on the Parties hereto as of the Effective Date, when, and only when, Lender shall have received each of the following in form and substance satisfactory to Lender and its counsel:

7.1	A complete counterpart of this Agreement executed and acknowledged by all of the Parties, and properly recorded in the Recorder’s Office;
7.2

Two Uniform Commercial Code Financing Statements executed by Assuming Borrowers, in substantially the same form as the original UCCs and properly recorded in the appropriate local and state governmental offices;

7.3

(a) An acceptable assumption/modification endorsement to its original loan policy of title insurance issued by First American Title Insurance Company (the “Current Loan Policy”) or (b) a replacement loan policy covering the Property in substantially the same form as the Current Loan Policy (the “New Loan Policy”); the Current Loan Policy, as endorsed, or the New Loan Policy, as applicable (in either case, the “Title Policy”) shall insure the continued first priority lien of the Mortgage as affected by this Agreement, be written by a title insurance company acceptable to Lender, be effective as of the date this Agreement is recorded, and otherwise contain only those exceptions to the Title Policy which are acceptable to Lender and in the case of a New Loan Policy include the same endorsements as the Current Loan Policy;

7.4

A certificate of insurance and a new policy or policies of insurance evidencing that the Property remains and is insured in accordance with all requirements of the Loan Documents and Lender, naming the Assuming Borrowers as the insured owner and Lender as a mortgagee/loss payee, and otherwise in form and content acceptable to Lender;

7.5

Evidence satisfactory to Lender that CTA is an Illinois limited partnership and CTLLC is a Delaware limited liability company, each in good standing; that Assuming Borrowers have each authorized the execution of this Agreement, and that the persons executing this Agreement on behalf of the Assuming Borrowers have full power and authority to bind the Assuming Borrowers; and

7.6

A legal opinion of Assuming Borrower’s counsel, addressed to Lender and dated as of the date hereof, in form and substance satisfactory to Lender, opining that the Assumption and the execution, delivery and/or assumption of the Loan

Documents have been duly authorized by all necessary parties (other than Lender), and addressing such other matters (including the good standing, authority and due execution and delivery by Assuming Borrowers) as Lender may reasonably require.

7.7	As soon as the same shall become available, a copy of the recorded vesting deeds that transfer title to the Property to Assuming Borrowers.
8.	Affirmation by Assuming Borrowers

Assuming Borrowers hereby affirm to Lender that, as of the Effective Date, the representations and warranties (either directly or by assumption) of Original Borrower, to the extent applicable to Assuming Borrowers and/or the Property, are and remain true and correct as though made on and as of the Effective Date subject to any changes or inaccuracies of which Lender or any of its Affiliates has knowledge on the date hereof, and such representations and warranties are hereby affirmed, ratified, and confirmed. Assuming Borrowers will immediately notify Lender of any change or discovered inaccuracy in the representations and warranties contained in the Loan Documents, provided that Assuming Borrowers’ duty to notify Lender of any such inaccuracy shall only apply to presently existing inaccuracies which existed before the Effective Date or any future inaccuracies. Assuming Borrowers hereby confirm that the Loan Documents are and shall remain enforceable against them in accordance with their terms, shall continue to be in full force and effect, and are hereby confirmed and ratified in all respects. Assuming Borrowers agree that this Agreement shall not impair the Security Documents or any lien securing the Note, that such liens are not waived, released, or extinguished in any manner, and that such liens are hereby acknowledged to be valid and existing and shall continue to secure payment of the Note and all other obligations under the Loan Documents.

9.	Consent and Reaffirmation of Heise.

By executing this Agreement, Heise hereby confirms his obligations under the Loan Documents to which he is a party and consents to the terms and conditions of this Agreement and the transactions contemplated herein. Nothing contained in this Agreement or any of the other Loan Documents or any of the transactions contemplated herein or thereby shall be deemed to waive, release, or limit any obligation of Heise relating to or otherwise connected with the Loan or any of the Loan Documents, as modified hereby. Nothing herein is intended to nor shall it expand the liability of Heise under the Loan Documents.

10.	Release of Casati

Upon fulfillment of all the conditions set forth in paragraph 5 hereof, Lender releases and forever discharges Casati as of the Effective Date from all claims, liabilities, or obligations arising on or after the Effective Date relating to the Loan and the Loan Documents, monetary and non-monetary, except for claims, liabilities or obligations arising or accruing prior to the Effective Date.

11.	Security

Assuming Borrowers’ performance under this Agreement, the Note and all other Loan Documents shall continue to be secured by the Security Documents, including without limitation the Mortgage and the Assignment of Rents. After the Effective Date, all references to the Loan Documents shall include this Agreement.

12.	Notices, Consents, and Approvals

Any notice, consent, or approval that Lender or Assuming Borrowers may desire or be required to give to the other shall be in writing and shall be mailed or delivered to the intended recipient thereof at its address set forth below or at such other address as such intended recipient may, from time to time, by notice in writing, designate to the sender pursuant hereto. Any such notice, consent, or approval shall be deemed effective (a) if given by nationally recognized overnight courier for next day delivery, one (1) business day after delivery to such courier, or (b) if given by United States mail (registered or certified), five (5) business days after such communication is deposited in the mails or (c) if given in person, when written acknowledgment of receipt thereof is given. Except as otherwise specifically required herein, notice of the exercise of any right or option granted to Lender by this Agreement is not required to be given.

(a)	If to Lender:

Prime Group Realty Trust

77 West Wicker Drive

Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

With a copy to:

Winston & Strawn LLP

35 West Wacker Drive

Chicago, Illinois 60601

Attention: M. Christine Graff

(b)	If to CTA:

Continental Towers Associates-I, L.P.

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

And a copy to:

Richard A. Heise

5317 West Cullom Avenue

Chicago, IL 60641

(c)	If to CTLLC:

Continental Towers, L.L.C.

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

(d)	If to Original Borrower and/or Trust No. 5602:

Continental Towers Associates-I, L.P.

c/o CTA General Partner, LLC

c/o Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: Jeffrey A. Patterson

With a copy to:

Prime Group Realty Trust

77 West Wacker Drive

Suite 3900

Chicago, Illinois 60601

Attn: James F. Hoffman

And a copy to:

Richard A. Heise

6670 Lower Cascade Drive

Jackson, Wyoming 83001

(e)	If to Casati:

Roland E. Casati

255 North Green Bay Road

Lake Forest, IL 60045

And a copy to:

Kevork Derderian

2340 River Road, Suite 300

Des Plaines, IL 60018

(f)	If to Heise:

Richard A. Heise

5317 West Cullom Avenue

Chicago, IL 60641

13.	Construction

Captions and headings are for convenience and reference only and do not define, limit, or affect the contents of this Agreement. Reference to “paragraphs” or “sections” refer to this Agreement unless stated otherwise. All grammatical usage shall be deemed to refer to the masculine, feminine, neuter. singular, or plural as the context and identity of any persons may require. Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Loan Documents.

14.	Severability and Interpretation

The invalidity or unenforceability of any provision of this Agreement does not affect the remaining provisions. This Agreement shall be construed as if it excluded any invalid or unenforceable provision, which shall be severed from this Agreement. Whenever possible, this Agreement shall be interpreted so as to be valid under applicable law, and shall not be construed strictly in favor of or against any particular Party, including any Party who drafted or prepared this Agreement, but instead according to its plain meaning to give effect to its intended purposes.

15.	Governing Law

This Agreement is governed by the laws of the State of Illinois, including its choice of law principles.

16.	Counterparts

This Agreement may be executed in identical counterparts, each of which upon execution shall be deemed an original, but all of which together shall constitute one document. Partially executed signature or acknowledgment pages of any one counterpart may be combined with or attached to any other partially executed counterpart of this Agreement.

17.	Entirety; Modification

This Agreement constitutes the entire agreement of the Parties with respect to the assumption contemplated hereby of the Loan. There are no verbal agreements between the Parties. This Agreement and the Loan Documents as amended by this Agreement may be amended or modified only by a written document signed by all the Parties.

18.	Time

TIME IS OF THE ESSENCE FOR THE PERFORMANCE OF EACH PROVISION OF THIS AGREEMENT. If this Agreement requires any action to be performed on a date which is not a “business” day (a Saturday, Sunday, or federal or state legal holiday), such action shall be validly performed on the next succeeding business day.

19.	Negotiated Agreement

This Agreement is the result of arms-length negotiations between the Parties, each of whom has been represented by counsel, and no Party has acted under duress or compulsion, whether legal, economic, or otherwise.

20.	Binding Effect

This Agreement is binding upon and inures to the benefit of the Parties and their respective permitted successors and assign. However, this provision shall not be deemed to be a consent by Lender to any further sale or transfer of the Property by Assuming Borrowers.

21.	Effective Date

Subject to paragraph 5 hereof, this Agreement is effective as of the date first written above, (the “Effective Date”).

22.	Further Assurances

On the date hereof, or thereafter, if necessary, Assuming Borrowers, Casati and Heise each agree to execute and deliver to or cause to be executed and delivered to Lender such further instruments as the Lender may reasonably request and take such other action as the Lender may reasonably require to carry out more effectively the transactions contemplated by this Agreement.

[signature pages follow]

ORIGINAL BORROWER:

CHICAGO TITLE LAND TRUST COMPANY, not personally, but as Trustee under Trust Agreement dated July 26, 1997 and known as Trust No. 40935

By: /s/ Harriet Denisewicz

Title: Trust Officer

CHICAGO TITLE LAND TRUST COMPANY, not personally, but as Trustee under Trust Agreement dated September 27, 1976 and known as Trust No. 5602

By: /s/ Harriet Denisewicz

Title: Trust Officer

ASSUMING BORROWERS:

CONTINENTAL TOWERS ASSOCIATES-I, L.P., an Illinois limited partnership

By:	CTA General Partner, LLC, a Delaware limited liability company, General Partner

By:	CTA Member, Inc., a Delaware corporation, Managing Member

By:	/s/ Yochanen Danziger

Yochanen Danziger, President, by Paul G. Del Vecchio, Attorney in Fact

CONTINENTAL TOWERS, L.L.C., a Delaware limited liability company

By:	CTA General Partner, LLC, a Delaware limited liability company, Sole Member

By:	CTA Member, Inc., a Delaware corporation, Managing Member

By:	/s/ Yochanen Danziger

Yochanen Danziger, President, by Paul G. Del Vecchio, Attorney in Fact

CASATI:

/s/ Roland E. Casti

Roland E. Casati

HEISE:

/s/ Richard A. Heise

Richard A. Heise

LENDER:

PRIME GROUP REALTY, L.P.

By:	Prime Group Realty Trust, its General Partner

By: /s/ Jeffrey A. Patterson

Title: President and CEO

STATE OF Illinois                )

) SS.
COUNTY OF	Cook )

I, the undersigned                   , a Notary Public in and for said County in the aforesaid state, do hereby certify that Harriet Denisewicz            , the Trust Officer  of Chicago Title Land Trust Company, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such Trust Officer    , appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	10th day of	January , 2006.

/s/ Patricia L. Alvarez

Notary Public

My Commission Expires: 10/29/08

“OFFICIAL SEAL”

PATRICIA L. ALVAREZ

Notary Public State of Illinois

My Commission Expires 10/29/2008

STATE OF Illinois            )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan                     , a Notary Public in and for said County in the aforesaid state, do hereby certify that Jeffrey A. Patterson, the President and CEO of Prime Group Realty Trust, the general partner of Prime Group Realty, L.P., a Delaware limited partnership, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such President and CEO, appeared before me this day in person and acknowledged that he/she signed and delivered said instrument as his/her own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January , 2006.

/s/ Jared R. Feehan

Notary Public

My Commission Expires: 1/23/07

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission Expires 01/23/07

STATE OF	Illinois )
) SS.
COUNTY OF	Cook )

I, Jared R. Feehan               , a Notary Public in and for said County in the aforesaid state, do hereby certify that Paul G. Del Vecchio, the attorney in fact of Yochanen Danziger, President of CTA Member, Inc., the managing member of CTA General Partner, LLC, the sole member of Continental Towers Associates-I, L.P., an Illinois limited partnership, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January , 2006.

/s/ Jared R. Feehan

Notary Public

My Commission Expires: 1/23/07

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission Expires 01/23/07

STATE OF Illinois                )

) SS.
COUNTY OF	Cook )

I, Jared R. Feehan                 , a Notary Public in and for said County in the aforesaid state, do hereby certify that Paul G. Del Vecchio, the attorney in fact of Yochanen Danziger, President of CTA Member, Inc., the managing member of CTA General Partner, LLC, the sole member of Continental Towers, L.L.C., a Delaware limited liability company, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January , 2006.

/s/ Jared R. Feehan

Notary Public

My Commission Expires: 1/23/07

“OFFICIAL SEAL”

JARED R. FEEHAN

Notary Public, State of Illinois

My Commission Expires 01/23/07

STATE OF Illinois                )

) SS.
COUNTY OF	Cook )

I, Stuart J. Kohn             a Notary Public in and for said County in the aforesaid state, do hereby certify that Roland E. Casati, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	10th day of	January , 2006.

/s/ Stuart J. Kohn

Notary Public

My Commission Expires: 9/2/06

“OFFICIAL SEAL”

Stuart J. Kohn

Notary Public, State of Illinois

My Commission Exp 09/02/2006

STATE OF Florida                  )

) SS.
COUNTY OF	Miami Dade )

I, Jeannie Pestana                   , a Notary Public in and for said County in the aforesaid state, do hereby certify that Richard A. Heise, who is personally known to me to the same individual whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his own free and voluntary act, for the uses and purposes therein set forth.

GIVEN under my hand and notarial seal this	9th day of	January , 2006.

/s/ Jeannie Pestana

Notary Public

My Commission Expires: 6/20/09

JEANNIE PESTANA

Notary Public - State of Florida

My Commission Expires Jun 20, 2009

Commission # DD 431330

Bonded By National Notary Assn.

SCHEDULE A

JUNIOR LOAN DOCUMENTS

1.

Amended and Restated First Mortgage dated October 1, 1991, and recorded on January 2, 1992, as Document Number 92001888, from American National Bank and Trust Company of Chicago, as Trustee under Trust Agreement dated July 26, 1977, and known as Trust 40935 to General Electric Capital Corporation to secure an indebtedness in the amount of $152,106,073.00.

2.

First Amendatory Agreement dated April 30, 1993, and recorded June 9, 1993, as Document Number 93434372, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates - General Electric Capital Corporation and other parties.

3.

Second Amendatory Agreement dated November 1, 1994, and recorded December 30, 1994, as Document Number 04084292, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates - I, General Electric Capital Corporation and other parties.

4.

Loan Modification and Amended and Restated Loan Agreement dated June 1, 1995, and recorded August 17, 1995, as Document Number 95545031, between American National Bank and Trust Company of Chicago, as Trustee, Continental Towers Associates - I, General Electric Capital Corporation and other parties.

5.

Supplemental First Mortgage and Security Agreement dated June 1, 1995, and recorded August 17, 1995, as Document Number 95545032, between First Bank, N.A., as Successor Trustee to National Boulevard Bank of Chicago, not personally but solely as Trustee under Trust Agreement dated September 27, 1976, and known as Trust Number 5602 and General Electric Capital Corporation to secure an indebtedness in the amount of $156,306,073.00.

6.

First Amendment to Loan Modification and Amended and Restated Loan Agreement dated December 12, 1997, and recorded December 17, 1997, as Document Number 97947240, between American National Bank and Trust Company of Chicago, as Trustee, General Electric Capital Corporation, Continental Towers Associates-I and First Bank, N.A. as Trustee.

7.	Assignment of Liens and Documents dated December 12, 1997, and recorded December 17, 1997, as Document Number 97947241, from General Electric Capital Corporation to Prime Group Realty, L.P.
8.	Assignment of Liens and Documents dated December 15, 1997, and recorded December 17, 1997, as Document Number 97947243, from Prime Group Realty, L.P. to BankBoston, N.A.
9.	Reassignment of Liens and Documents dated May 4, 1998, and recorded May 18, 1998, as Document Number 98407007, from BankBoston, N.A. to Prime Group Realty, L.P.
10.

Assignment of Rents and Leases dated October 1, 1991, and recorded January 2, 1992, as Document Number 92001889, from American National Bank and Trust Company of Chicago, as Trustee under Trust 40935 to General Electric Capital Corporation. (Reassignment in item 9 above applies to this Assignment of Rents and Leases as well.)

11.

First Mortgage dated December 27, 1985, and recorded December 30, 1985, as Document 85342789, made by American National Bank and Trust Company, as Trustee under Trust 40935, to General Electric Capital Corporation, to secure an indebtedness of $105,000,000.00.

12.	Third Loan Modification Agreement (modifying item 11 above), dated December 1, 1988, and recorded January 10, 1989, as Document 89013686.
13.	Fourth Loan Modification Agreement (modifying item 11 above), dated December 1, 1989, and recorded January 25, 1990, as Document 90041713.
14.	Fifth Loan Modification Agreement (modifying item 11 above), dated December 1, 1990, and recorded March 8, 1991, as Document 91105421. (Reassignment in item 9 above applies to this Mortgage as well.)
15.

Assignment of Rents and Leases made by American National Bank and Trust Company, as Trustee under Trust 40935 to General Electric Capital Corporation dated December 27, 1985, and recorded December 30, 1985, as Document Number 85342790. (The reassignment in item 9 above and the Modification Agreements in items 12, 13 and 14 above apply to this Assignment of Rents and Leases as well.)

16.

1997 Promissory Note dated October 1, 1991, with an amended and restated effective date of December 12, 1997, in the original principal amount of $163,103,099.24 made by American National Bank and Trust Company of Chicago, as Trustee of Trust 40935, in favor of General Electric Capital Corporation.

17.

Lock Box Agreement dated as of July 27, 1995, by and among The Northern Trust Company, Trust 40935, Beneficiary and GECC as amended by First Amendment to Lock Box Agreement dated as of September 13, 1995, or a replacement of the foregoing with a different bank reasonably acceptable to holder pursuant to an agreement consistent with the foregoing (either as applicable, the “Lock Box Agreement”).

18.	Hazardous Substances Indemnity Agreement dated as of October 1, 1991, as amended by the Loan Agreement.
19.	All UCC Financing Statements executed in connection with any of the foregoing.
20.

Assumption Agreement between Prime Group Realty, L.P., Chicago Title Land Trust Company, as successor trustee under Trust No. 40935, Chicago Title Land Trust Company, as successor trustee under Trust No. 5602, Continental Towers Associates-I, L.P., Continental Towers, L.L.C., Richard A. Heise and Roland E. Casati.

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SCHEDULE B

(Legal Description)

REAL PROPERTY IN THE CITY OF ROLLING MEADOWS, COUNTY OF COOK, STATE OF ILLINOIS, DESCRIBED AS FOLLOWS:

PARCEL 1:

LOTS 1 AND 2 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, (EXCEPTING THEREFROM THAT PART OF LOT 1 DEDICATED FOR ROADWAY PURPOSES ACCORDING TO PLAT RECORDED DECEMBER 2, 2002, AS DOCUMENT NUMBER 0021325095), IN COOK COUNTY, ILLINOIS.

PARCEL 2:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662689 AND AS AMENDED BY AMENDMENT TO EASEMENT AGREEMENT DATED AS OF MAY 15, 1980 AND RECORDED JUNE 10, 1980 AS DOCUMENT NUMBER 25482426 UPON, OVER AND UNDER PORTIONS OF LOTS 1 TO 6, INCLUSIVE, IN HEISE’S SUBDIVISION, A SUBDIVISION OF PART OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 23, 1977 AS DOCUMENT 24119807 AND ALSO OVER, UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL, WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190.0 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

EASEMENTS APPURTENANT TO AND FOR THE BENEFIT OF PARCELS 1 AND 4, AS CREATED AND GRANTED AND SET FORTH IN EASEMENT AGREEMENT DATED AS OF SEPTEMBER 23, 1977 AND RECORDED OCTOBER 10, 1978 AS DOCUMENT NUMBER 24662688 AND AS AMENDED BY AGREEMENT THERETO DATED AS OF NOVEMBER 21, 1979 AND RECORDED DECEMBER 17, 1979 AS DOCUMENT NUMBER 25284791 UPON AND UNDER PORTIONS OF THAT PART OF THE NORTHEAST 1/4 OF SECTION 17, TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 17; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID NORTHEAST 1/4 OF SECTION 17, A DISTANCE OF 80.0 FEET TO THE SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), AS DEDICATED AND RECORDED SEPTEMBER 24, 1929 AS DOCUMENT NUMBERS 10488005 AND 10488006; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 691.05 FEET FOR A POINT OF BEGINNING; THENCE SOUTH 0 DEGREES, 52 MINUTES EAST, 265.0 FEET; THENCE SOUTH 89 DEGREES, 08 MINUTES WEST PARALLEL WITH SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 196.11 FEET; THENCE NORTH 0 DEGREES, 27 MINUTES, 20 SECONDS EAST, PARALLEL WITH THE WEST LINE OF SCHWAKE’S SUBDIVISION, RECORDED AUGUST 11, 1970 AS DOCUMENT 21235091, NOW VACATED, 265.07 FEET TO SAID SOUTHERLY RIGHT-OF -WAY OF GOLF ROAD (STATE ROUTE 58); THENCE NORTH 89 DEGREES, 08 MINUTES EAST, ALONG SAID SOUTHERLY RIGHT-OF-WAY OF GOLF ROAD (STATE ROUTE 58), 190 FEET TO THE POINT OF BEGINNING, ALL IN COOK COUNTY, ILLINOIS, FOR THE OPERATION, MAINTENANCE, REPAIR, REPLACEMENT, RELOCATION AND REMOVAL OF A WATER SUPPLY LINE, SEWER AND OTHER UTILITIES IN COOK COUNTY, ILLINOIS.

PARCEL 4:

LOT 3 IN CASATI-HEISE SUBDIVISION, BEING A SUBDIVISION OF PART OF THE NORTHEAST 1/4 OF SECTION 17 AND PART OF THE NORTHWEST 1/4 OF SECTION 16, BOTH IN TOWNSHIP 41 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS, ACCORDING TO THE PLAT THEREOF RECORDED DECEMBER 27, 1988 AS DOCUMENT NUMBER 88592766, IN COOK COUNTY, ILLINOIS.

Common address: Continental Towers, 1701 Golf Road, Rolling Meadows, Illinois

PINS: 08-16-100-034, 08-16-100-035 and 08-16-100-036

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